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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 333-31498 and 333-31492) of Switchboard Incorporated of our report dated November 24, 2000 relating to the financial statements of Envenue, Inc., which appear in this Form 8-K/A Amendment No. 1 to the Current Report on Form 8-K dated November 24, 2000.

                                     /s/ PricewaterhouseCoopers LLP
                                     ------------------------------
                                     PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 6, 2001